Exhibit 10.1

Amendment 7 to Services Agreement
Dated: April 7, 2017

This Amendment 7 (“Amendment”) to the Services Agreement (the “Agreement”) between Sears Holdings Management Corporation, a Delaware corporation (“SHMC”) and Sears Hometown and Outlet Stores, Inc. a Delaware corporation (“SHO”) is made by the parties as of April 7, 2017 (the “Amendment Date”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

Whereas, SHO desires to receive certain new transportation services from SHMC under the Services Agreement, which services were not, in the period preceding the Amendment Date, within the coverage of the Services Agreement,

Whereas, SHO desires to receive certain new fulfillment and transportation services from SHMC for orders received through www.searshometownstores.com, www.searshardwarestores.com, and www.searshomeapplianceshowroom.com (the “New SHO Websites”) under the Agreement, which services were not, in the period preceding the Amendment Date, within the coverage of the Agreement, and

Whereas, the parties have determined that it is in their mutual interests to amend the Services Agreement and applicable Appendices in order to describe the new fulfillment and transportation services to be performed by SHMC, and the Fees due SHMC for the new services.

Now, therefore, in consideration of the above recitals and the mutual promises that follow and other good and valuable consideration contained in this Amendment, the parties agree that as of the Amendment Date, the Agreement is amended as follows:

1.
Parcel Transportation Services for SHO Outlet Stores. In Appendix 1.01-C, Supply Chain Services, a new section 2.(i), Parcel Transportation Services for SHO Outlet Stores, is inserted following section 2.(h), Web2Store Supply Chain Flow Path, as set forth on Exhibit A hereto.

2.
Parcel Transportation Service for SHO Outlet Stores Description. In Appendix 1.01-C, Attachment II, Supply Chain Service Description, in Table 1, the text shown in Exhibit B hereto is inserted in a new row, following the row headed “8. IT System” and before the row headed, “Inventory Management”. Attachments 1 and 2 to Exhibit B, referenced in the attached Exhibit B and attached hereto, are also incorporated into and made a part of Appendix 1.01-C.

3.
Roadrunner Fulfillment Services for New SHO Websites. In Appendix 1.01-C, Supply Chain Services, a new section 2.(j), Roadrunner Fulfillment Services, is inserted following section 2(i), Parcel Services for SHO Outlet Stores, as set forth on Exhibit C hereto.

4.	Roadrunner Fulfillment Service Description. In Appendix 1.01-C, Attachment II, Supply Chain Service Description, in Table 1, the text shown in Exhibit D hereto is inserted before the row

Exhibit 10.1

headed “Parcel Transportation Services for New SHO Websites”. Attachments 1 and 2 to Exhibit D, referenced in the attached Exhibit D and attached hereto, are also incorporated into and made a part of Appendix 1.01-C.

5.
This Amendment does not alter or affect any commissions due SHMC from SHO with respect to eCommerce sales transactions, including but not limited to those set forth in Appendix 1.01-D of the Agreement.

6.
Any presumption that all services that were provided by SHMC to SHO prior to the Effective Date (Oct. 11, 2012) are included in those provided under the Agreement does not apply to the Parcel Transportation Services for SHO Outlet Stores or Roadrunner Fulfillment Services added by this Amendment.

7.
Despite any provisions in the Services Agreement to the contrary, neither party agrees to deal with the other exclusively with respect to the Parcel Transportation Services for SHO Outlet Stores (or services similar to the Parcel Transportation Services for SHO Outlet Stores) or the Roadrunner Fulfillment Services (or services similar to the Roadrunner Fulfillment Services).

8.
Notwithstanding anything contained in the Agreement to the contrary (i.e. the SHO Request process), either party may terminate the Parcel Transportation Services for SHO Outlet Stores and/or the Roadrunner Fulfillment Services at any time and for any reason, upon at least 90 days prior written notice, except that if SHMC is unable to give SHO 90 days prior written notice to SHO due to SHMC’s third party contractor terminating sooner, then SHMC will provide as much notice as possible.

No Other Amendments. Except as expressly amended herein and in the previous executed amendments to the Services Agreement, the Services Agreement shall continue in full force and effect, in accordance with its terms, without any waiver, amendment or other modification of any provision hereof, including the parties’ choice of Illinois law (pursuant to Section 6.19 of the Services Agreement) which also applies to this Amendment.

In witness whereof, the parties have executed this Amendment as of the Amendment Date.

Sears Holdings Management Corporation        Sears Hometown and Outlet Stores, Inc.

By: /s/ ROBERT PHELAN                By: /s/ BRANDON GARTMAN
Senior Vice President                     Vice President, Operations Services

Exhibit 10.1

Exhibit A
Supply Chain Services – Parcel Transportation Services for SHO Outlet Stores

Inserted as Sec. 2(h) in Appendix 1.01-C, Supply Chain Services:

(h)    Parcel Shipping Services. Service Provider will provide to all SHO Outlet Stores parcel shipping through its existing service relationship with UPS. This addendum does not extend to any other parcel delivery service utilized by Service Provider. SHO Outlet Stores will be responsible for arranging pickups and deliveries with UPS.

Exhibit 10.1

Exhibit B
(Supply Chain Service Description)

Table I. The following table only applies to Sears Provided Products:

Service or Business Area	Table I - Services for Sears Provided Products	Fees
Transportation
1.    Parcel Transportation Services
•    Service Provider manages the relationship with parcel shipment service provider,UPS.
•    SHO Outlet Stores can utilize UPS to ship to and from all of its locations
•    SHO Outlet Stores will utilize processes prescribed by Service Provider to arrange pickup and delivery from UPS

Transportation Services: Freight Charges will be charged according to the fees listing in Attachment 1. The rates listed are subject to change due to changes in rates charged Service Provider by UPS.
Billing
2.    Service Billing
•    Service Provider will bill SHO for services rendered by UPS on a monthly basis.
•    Monthly detail will be given to SHO for its internal store billing
•    SHO will promptly address any discrepancies in billings in writing to Service Provider.

3. Claims: Damage claims for services shall continue utilizing Service Provider’s existing claims processes, as described in Attachment 2.

Exhibit 10.1

Attachment 1 to Exhibit B

CONFIDENTIAL
Innovel Parcel Rates for SHO-Outlet Deliveries

Ground Residential Rates*								AK, HI	PR	AK, HI +
Lbs.	Zone 2	Zone 3	Zone 4	Zone 5	Zone 6	Zone 7	Zone 8	Zone 44	Zone 45	Zone 46
1	$5.16	$5.20	$5.23	$5.45	$5.51	$5.57	$5.81	$17.67	$17.67	$32.04
2	$5.28	$5.38	$5.43	$6.42	$6.82	$6.94	$7.22	$19.72	$19.72	$33.98
3	$5.38	$5.49	$6.11	$6.82	$7.03	$7.08	$7.40	$21.55	$21.55	$35.79
4	$5.49	$5.64	$6.91	$7.08	$7.32	$7.40	$7.80	$23.47	$23.47	$37.85
5	$5.61	$6.08	$7.02	$7.16	$7.50	$7.65	$8.12	$25.76	$25.76	$40.12
6	$5.70	$6.42	$7.05	$7.23	$7.61	$7.77	$8.23	$28.04	$28.04	$42.30
7	$6.12	$6.67	$7.08	$7.25	$7.71	$7.83	$8.35	$30.09	$30.09	$44.34
8	$6.48	$6.74	$7.13	$7.29	$7.87	$8.18	$8.71	$32.25	$32.25	$46.38
9	$6.84	$7.02	$7.21	$7.39	$8.11	$8.48	$9.17	$34.65	$34.65	$48.66
10	$7.02	$7.18	$7.32	$7.51	$8.34	$8.91	$9.72	$36.82	$36.82	$50.84
11	$7.08	$7.23	$7.34	$7.57	$8.43	$9.20	$10.24	$39.09	$39.09	$53.02

Exhibit 10.1

12	$7.13	$7.30	$7.39	$7.83	$8.76	$9.68	$10.80	$41.04	$41.04	$55.29
13	$7.23	$7.36	$7.51	$8.18	$9.13	$10.14	$11.39	$42.86	$42.86	$57.09
14	$7.33	$7.45	$7.72	$8.45	$9.53	$10.62	$11.95	$44.80	$44.80	$58.91
15	$7.43	$7.65	$7.96	$8.78	$9.92	$11.13	$12.56	$46.62	$46.62	$60.72
16	$7.43	$7.74	$8.04	$8.97	$10.14	$11.63	$13.15	$48.80	$48.80	$62.72
17	$7.45	$7.98	$8.31	$9.24	$10.56	$12.13	$13.72	$50.20	$50.20	$64.75
18	$7.56	$8.20	$8.50	$9.56	$10.95	$12.63	$14.30	$51.67	$51.67	$67.01
19	$7.69	$8.37	$8.76	$9.86	$11.36	$13.12	$14.89	$53.16	$53.16	$69.20
20	$7.84	$8.55	$9.01	$10.14	$11.75	$13.54	$15.43	$54.36	$54.36	$71.24
21	$7.87	$8.58	$9.06	$10.42	$12.12	$14.03	$15.98	$55.86	$55.86	$73.29
22	$8.04	$8.79	$9.31	$10.73	$12.47	$14.47	$16.54	$57.08	$57.08	$75.12
23	$8.22	$8.99	$9.53	$11.02	$12.84	$14.94	$17.13	$58.33	$58.33	$76.95
24	$8.38	$9.17	$9.78	$11.31	$13.24	$15.39	$17.66	$59.53	$59.53	$79.00
25	$8.54	$9.37	$10.02	$11.61	$13.61	$15.88	$18.24	$60.73	$60.73	$81.16
26	$8.59	$9.39	$10.23	$11.64	$14.03	$16.34	$18.33	$62.00	$62.00	$83.20
27	$8.68	$9.57	$10.48	$11.91	$14.38	$16.83	$18.91	$63.04	$63.04	$85.38
28	$8.80	$9.80	$10.71	$12.24	$14.77	$17.29	$19.46	$64.16	$64.16	$87.54
29	$8.92	$9.97	$10.96	$12.51	$15.17	$17.78	$20.03	$65.53	$65.53	$89.36
30	$9.05	$10.13	$11.21	$12.83	$15.58	$18.25	$20.61	$66.81	$66.81	$91.19
31	$9.17	$10.32	$11.22	$13.17	$15.98	$18.27	$21.19	$68.48	$68.48	$92.91
32	$9.31	$10.48	$11.51	$13.49	$16.39	$18.80	$21.78	$69.87	$69.87	$94.61
33	$9.42	$10.69	$11.75	$13.79	$16.80	$19.25	$22.35	$71.18	$71.18	$96.56
34	$9.56	$10.86	$11.97	$14.11	$17.18	$19.75	$22.95	$72.49	$72.49	$98.37
35	$9.71	$11.07	$12.23	$14.40	$17.56	$20.22	$23.53	$74.07	$74.07	$100.09
36	$9.72	$11.15	$12.46	$14.70	$17.73	$20.70	$24.09	$75.75	$75.75	$101.90
37	$9.77	$11.22	$12.68	$14.99	$17.89	$21.15	$24.66	$77.22	$77.22	$103.73
38	$9.85	$11.45	$12.95	$15.27	$18.25	$21.65	$25.20	$78.80	$78.80	$105.55
39	$9.92	$11.61	$13.17	$15.62	$18.62	$22.10	$25.76	$80.39	$80.39	$107.38
40	$10.07	$11.77	$13.39	$15.90	$18.99	$22.58	$26.35	$81.96	$81.96	$109.42
41	$10.09	$11.92	$13.61	$15.99	$19.36	$23.05	$26.36	$83.71	$83.71	$111.36
42	$10.10	$12.12	$13.88	$16.09	$19.75	$23.51	$26.38	$85.28	$85.28	$113.42
43	$10.16	$12.30	$14.11	$16.37	$20.12	$23.97	$26.91	$86.86	$86.86	$115.47
44	$10.29	$12.47	$14.34	$16.65	$20.50	$24.46	$27.46	$88.35	$88.35	$117.51

Exhibit 10.1

45	$10.42	$12.68	$14.56	$16.96	$20.90	$24.93	$28.02	$89.84	$89.84	$119.59
46	$10.51	$12.84	$14.65	$17.26	$21.24	$25.03	$28.51	$91.60	$91.60	$121.51
47	$10.63	$13.05	$14.72	$17.52	$21.62	$25.10	$29.05	$93.01	$93.01	$123.44
48	$10.71	$13.17	$14.93	$17.80	$21.92	$25.20	$29.54	$94.31	$94.31	$125.38
49	$10.79	$13.29	$15.16	$18.05	$22.23	$25.61	$30.00	$95.79	$95.79	$127.44
50	$10.85	$13.40	$15.28	$18.28	$22.52	$25.93	$30.45	$97.55	$97.55	$129.51
51	$10.93	$13.42	$15.50	$18.49	$22.55	$26.27	$30.83	$99.31	$99.31	$131.54
52	$10.98	$13.50	$15.62	$18.61	$22.58	$26.50	$31.13	$101.05	$101.05	$133.36
53	$11.07	$13.53	$15.69	$18.71	$22.63	$26.70	$31.36	$102.72	$102.72	$135.30
54	$11.13	$13.56	$15.75	$18.82	$22.67	$26.81	$31.45	$104.38	$104.38	$137.25
55	$11.17	$13.61	$15.85	$18.90	$22.77	$26.93	$31.67	$106.03	$106.03	$139.16
56	$11.22	$13.70	$15.90	$18.95	$22.86	$27.05	$31.77	$107.79	$107.79	$141.12
57	$11.30	$13.74	$15.96	$19.04	$22.95	$27.18	$31.88	$109.66	$109.66	$143.04
58	$11.37	$13.83	$16.02	$19.13	$23.03	$27.30	$32.03	$111.49	$111.49	$144.99
59	$11.45	$13.90	$16.08	$19.20	$23.16	$27.40	$32.16	$113.59	$113.59	$147.04
60	$11.51	$13.98	$16.13	$19.27	$23.22	$27.51	$32.32	$115.49	$115.49	$149.09
61	$11.57	$14.05	$16.19	$19.37	$23.30	$27.63	$32.45	$117.40	$117.40	$151.39
62	$11.64	$14.10	$16.25	$19.45	$23.40	$27.72	$32.58	$119.87	$119.87	$153.67
63	$11.69	$14.16	$16.32	$19.54	$23.51	$27.83	$32.71	$122.18	$122.18	$155.95
64	$11.76	$14.22	$16.37	$19.62	$23.61	$28.00	$32.85	$124.25	$124.25	$158.21
65	$11.81	$14.27	$16.45	$19.71	$23.68	$28.09	$33.04	$126.34	$126.34	$160.37
66	$11.87	$14.33	$16.50	$19.78	$23.79	$28.24	$33.18	$128.65	$128.65	$162.66
67	$11.92	$14.42	$16.57	$19.87	$23.90	$28.35	$33.32	$130.71	$130.71	$164.95
68	$12.01	$14.47	$16.61	$19.90	$23.98	$28.48	$33.47	$132.74	$132.74	$167.23
69	$12.11	$14.59	$16.75	$20.15	$24.30	$28.74	$33.65	$134.76	$134.76	$169.51
70	$12.16	$14.65	$16.81	$20.20	$24.39	$29.03	$33.91	$136.95	$136.95	$171.90
71	$17.08	$18.92	$20.49	$21.99	$25.98	$30.23	$34.49	$139.40	$139.40	$173.94
72	$21.09	$22.68	$23.90	$24.55	$28.02	$31.69	$35.24	$141.60	$141.60	$175.99
73	$24.20	$25.87	$27.18	$27.34	$30.26	$33.21	$36.19	$143.53	$143.53	$178.07
74	$26.49	$28.25	$29.39	$29.71	$32.22	$34.67	$37.07	$145.46	$145.46	$180.09
75	$28.15	$29.96	$30.80	$31.01	$33.42	$35.41	$37.71	$147.40	$147.40	$182.14
76	$28.83	$30.58	$31.59	$31.98	$34.23	$35.92	$38.14	$149.41	$149.41	$184.20
77	$29.36	$31.13	$32.15	$32.34	$34.57	$36.11	$38.36	$151.44	$151.44	$186.26

Exhibit 10.1

78	$29.84	$31.67	$32.66	$32.84	$35.04	$36.52	$38.60	$153.52	$153.52	$188.31
79	$30.35	$32.16	$33.15	$33.30	$35.43	$36.95	$38.90	$155.63	$155.63	$190.34
80	$30.78	$32.64	$33.61	$33.72	$35.87	$37.40	$39.25	$157.72	$157.72	$192.41
81	$31.19	$33.06	$34.03	$34.13	$36.30	$37.83	$39.63	$159.82	$159.82	$194.70
82	$31.54	$33.47	$34.44	$34.55	$36.71	$38.23	$40.07	$161.93	$161.93	$196.99
83	$31.88	$33.83	$34.79	$34.93	$37.08	$38.61	$40.50	$164.02	$164.02	$199.25
84	$32.24	$34.14	$35.16	$35.28	$37.49	$39.05	$40.91	$166.12	$166.12	$201.52
85	$32.58	$34.51	$35.53	$35.65	$37.85	$39.44	$41.36	$168.06	$168.06	$203.47
86	$32.90	$34.90	$35.89	$36.04	$38.24	$39.85	$41.76	$169.97	$169.97	$205.40
87	$33.30	$35.24	$36.26	$36.40	$38.63	$40.24	$42.20	$171.74	$171.74	$207.35
88	$33.61	$35.57	$36.62	$36.75	$39.03	$40.66	$42.59	$173.48	$173.48	$209.29
89	$33.95	$35.96	$37.00	$37.15	$39.41	$41.06	$43.01	$175.52	$175.52	$211.23
90	$34.31	$36.34	$37.37	$37.50	$39.80	$41.45	$43.42	$177.28	$177.28	$213.16
91	$34.65	$36.69	$37.74	$37.86	$40.16	$41.84	$43.86	$179.36	$179.36	$215.11
92	$34.98	$37.05	$38.12	$38.21	$40.57	$42.25	$44.25	$181.46	$181.46	$217.03
93	$35.31	$37.40	$38.45	$38.59	$40.93	$42.64	$44.68	$183.58	$183.58	$218.97
94	$35.65	$37.75	$38.82	$38.97	$41.34	$43.02	$45.12	$185.66	$185.66	$220.92
95	$36.00	$38.13	$39.18	$39.33	$41.69	$43.41	$45.55	$187.65	$187.65	$222.94
96	$36.37	$38.47	$39.48	$39.73	$42.04	$43.84	$45.96	$189.60	$189.60	$224.90
97	$36.70	$38.83	$39.84	$40.08	$42.42	$44.21	$46.37	$191.72	$191.72	$226.96
98	$37.03	$39.18	$40.23	$40.47	$42.77	$44.59	$46.81	$193.81	$193.81	$228.99
99	$37.37	$39.53	$40.59	$40.81	$43.19	$45.00	$47.21	$195.89	$195.89	$231.04
100	$37.71	$39.91	$40.94	$41.16	$43.57	$45.39	$47.63	$197.90	$197.90	$233.11
101	$38.05	$40.25	$41.03	$41.54	$43.98	$45.79	$48.04	$199.76	$199.76	$235.26
102	$38.38	$40.61	$41.07	$41.91	$44.33	$46.15	$48.44	$201.42	$201.42	$237.46
103	$38.73	$40.98	$41.18	$42.30	$44.72	$46.59	$48.85	$203.36	$203.36	$239.60
104	$39.08	$41.36	$41.54	$42.66	$45.13	$46.97	$49.27	$205.26	$205.26	$241.74
105	$39.41	$41.69	$41.91	$43.02	$45.52	$47.38	$49.67	$207.37	$207.37	$243.71
106	$39.77	$42.08	$42.27	$43.38	$45.88	$47.76	$50.08	$209.65	$209.65	$245.66
107	$40.11	$42.42	$42.61	$43.79	$46.27	$48.16	$50.48	$211.75	$211.75	$247.70
108	$40.47	$42.77	$42.98	$44.14	$46.68	$48.57	$50.90	$213.68	$213.68	$249.74
109	$40.80	$43.15	$43.34	$44.50	$47.04	$48.96	$51.28	$215.60	$215.60	$252.04
110	$41.11	$43.49	$43.68	$44.89	$47.41	$49.36	$51.71	$217.53	$217.53	$254.08

Exhibit 10.1

111	$41.46	$43.86	$44.04	$45.24	$47.84	$49.75	$52.09	$219.46	$219.46	$256.12
112	$41.79	$44.21	$44.39	$45.62	$48.21	$50.12	$52.51	$221.35	$221.35	$258.19
113	$42.15	$44.55	$44.79	$45.98	$48.59	$50.51	$52.92	$223.29	$223.29	$260.34
114	$42.49	$44.94	$45.14	$46.35	$48.97	$50.93	$53.32	$225.20	$225.20	$262.52
115	$42.83	$45.29	$45.52	$46.74	$49.37	$51.30	$53.74	$227.14	$227.14	$264.67
116	$43.19	$45.64	$45.88	$47.08	$49.73	$51.69	$54.12	$229.05	$229.05	$266.83
117	$43.53	$45.99	$46.22	$47.48	$50.11	$52.07	$54.54	$231.00	$231.00	$269.02
118	$43.87	$46.37	$46.59	$47.86	$50.49	$52.48	$54.93	$232.93	$232.93	$271.29
119	$44.20	$46.74	$46.95	$48.22	$50.90	$52.89	$55.36	$235.02	$235.02	$273.58
120	$44.52	$47.07	$47.31	$48.59	$51.26	$53.26	$55.76	$236.84	$236.84	$275.85
121	$44.89	$47.43	$47.67	$48.96	$51.65	$53.67	$56.13	$238.78	$238.78	$278.04
122	$45.22	$47.84	$48.04	$49.32	$52.03	$54.04	$56.58	$240.69	$240.69	$280.18
123	$45.57	$48.18	$48.39	$49.69	$52.43	$54.45	$56.97	$242.78	$242.78	$282.45
124	$45.90	$48.54	$48.74	$50.04	$52.80	$54.84	$57.40	$244.66	$244.66	$284.75
125	$46.23	$48.88	$49.08	$50.38	$53.17	$55.24	$57.76	$246.57	$246.57	$287.02
126	$46.60	$49.24	$49.48	$50.80	$53.56	$55.64	$58.22	$248.59	$248.59	$289.30
127	$46.95	$49.60	$49.85	$51.14	$53.97	$56.00	$58.59	$250.84	$250.84	$291.58
128	$47.28	$49.96	$50.19	$51.51	$54.34	$56.44	$59.05	$253.14	$253.14	$293.85
129	$47.63	$50.31	$50.55	$51.89	$54.73	$56.79	$59.40	$255.23	$255.23	$296.15
130	$47.98	$50.67	$50.93	$52.26	$55.07	$57.20	$59.80	$257.00	$257.00	$298.41
131	$48.32	$51.03	$51.26	$52.62	$55.51	$57.56	$60.23	$258.74	$258.74	$300.60
132	$48.65	$51.40	$51.62	$53.01	$55.86	$57.97	$60.60	$260.49	$260.49	$302.74
133	$49.01	$51.74	$51.98	$53.36	$56.24	$58.39	$61.05	$262.27	$262.27	$304.90
134	$49.36	$52.09	$52.35	$53.75	$56.65	$58.73	$61.44	$264.01	$264.01	$307.08
135	$49.69	$52.47	$52.71	$54.12	$57.01	$59.17	$61.86	$265.78	$265.78	$309.24
136	$50.02	$52.83	$53.05	$54.47	$57.42	$59.53	$62.24	$267.72	$267.72	$311.42
137	$50.35	$53.17	$53.41	$54.84	$57.75	$59.98	$62.70	$269.63	$269.63	$313.58
138	$50.70	$53.53	$53.78	$55.20	$58.20	$60.35	$63.09	$271.90	$271.90	$315.73
139	$51.06	$53.91	$54.12	$55.62	$58.54	$60.71	$63.44	$274.00	$274.00	$317.90
140	$51.40	$54.25	$54.47	$55.96	$58.94	$61.15	$63.89	$276.10	$276.10	$320.09
141	$51.73	$54.63	$54.84	$56.34	$59.32	$61.50	$64.25	$278.21	$278.21	$322.12
142	$52.06	$54.97	$55.19	$56.69	$59.71	$61.92	$64.70	$280.32	$280.32	$324.18
143	$52.42	$55.35	$55.57	$57.06	$60.12	$62.29	$65.09	$282.58	$282.58	$326.21

Exhibit 10.1

144	$52.75	$55.69	$55.88	$57.44	$60.47	$62.73	$65.56	$284.50	$284.50	$328.41
145	$53.10	$56.07	$56.27	$57.76	$60.89	$63.09	$65.90	$286.61	$286.61	$330.55
146	$53.43	$56.44	$56.63	$58.20	$61.22	$63.42	$66.31	$288.70	$288.70	$332.72
147	$53.78	$56.75	$56.96	$58.51	$61.59	$63.86	$66.68	$290.81	$290.81	$334.90
148	$54.10	$57.12	$57.37	$58.85	$61.99	$64.20	$67.05	$292.91	$292.91	$337.06
149	$54.45	$57.45	$57.66	$59.21	$62.34	$64.60	$67.45	$294.81	$294.81	$339.22
150	$54.75	$57.76	$58.05	$59.54	$62.77	$64.97	$67.78	$296.73	$296.73	$341.40
*The rates above include a residential surcharge

Any fraction of a pound more than the weight shown in the rate chart is rounded up to the next listed weight.
Rates do not include current fuel surcharge or any reqested or necessary accessorial charges

Exhibit 10.1

Attachment 1 to Exhibit B, continued

Ground Commercial Rates*								AK, HI	PR	AK, HI +
Lbs.	Zone 2	Zone 3	Zone 4	Zone 5	Zone 6	Zone 7	Zone 8	Zone 44	Zone 45	Zone 46
1	$3.20	$3.25	$3.28	$3.43	$3.51	$3.88	$4.06	$17.31	$17.31	$31.39
2	$3.25	$3.28	$3.56	$3.87	$3.89	$4.21	$4.28	$19.35	$19.35	$33.30
3	$3.28	$3.36	$3.76	$4.11	$4.21	$4.39	$4.64	$21.12	$21.12	$35.08
4	$3.30	$3.50	$3.93	$4.38	$4.47	$4.92	$5.05	$23.02	$23.02	$37.09
5	$3.37	$3.65	$4.06	$4.52	$4.63	$5.16	$5.30	$25.25	$25.25	$39.31
6	$3.52	$3.74	$4.15	$4.52	$4.68	$5.23	$5.34	$27.50	$27.50	$41.45
7	$3.62	$3.82	$4.20	$4.54	$4.69	$5.25	$5.47	$29.48	$29.48	$43.46
8	$3.74	$3.87	$4.26	$4.62	$4.80	$5.27	$5.54	$31.64	$31.64	$45.45
9	$3.87	$3.98	$4.33	$4.68	$4.99	$5.35	$5.97	$33.97	$33.97	$47.71
10	$4.03	$4.11	$4.36	$4.69	$5.05	$5.70	$6.41	$36.08	$36.08	$49.83
11	$4.06	$4.16	$4.39	$4.74	$5.17	$5.72	$6.49	$38.32	$38.32	$51.96
12	$4.09	$4.21	$4.47	$4.83	$5.40	$6.17	$6.95	$40.22	$40.22	$54.19
13	$4.17	$4.35	$4.52	$5.14	$5.71	$6.52	$7.41	$42.00	$42.00	$55.94
14	$4.28	$4.52	$4.65	$5.37	$6.08	$6.94	$7.89	$43.90	$43.90	$57.75
15	$4.37	$4.65	$4.86	$5.64	$6.42	$7.34	$8.37	$45.67	$45.67	$59.53
16	$4.38	$4.74	$4.95	$5.80	$6.52	$7.76	$8.58	$47.83	$47.83	$61.44
17	$4.47	$4.83	$4.98	$6.05	$6.89	$8.18	$9.04	$49.19	$49.19	$63.43
18	$4.55	$5.01	$5.16	$6.30	$7.23	$8.60	$9.49	$50.64	$50.64	$65.68
19	$4.63	$5.07	$5.36	$6.51	$7.51	$9.02	$9.92	$52.11	$52.11	$67.78
20	$4.81	$5.10	$5.52	$6.78	$7.87	$9.37	$10.35	$53.28	$53.28	$69.80
21	$4.85	$5.31	$5.53	$6.85	$7.92	$9.43	$10.81	$54.75	$54.75	$71.83
22	$5.01	$5.46	$5.73	$7.13	$8.22	$9.80	$11.23	$55.92	$55.92	$73.61
23	$5.18	$5.61	$5.93	$7.34	$8.53	$10.15	$11.70	$57.12	$57.12	$75.39
24	$5.32	$5.79	$6.16	$7.58	$8.84	$10.55	$12.13	$58.38	$58.38	$77.42
25	$5.46	$5.94	$6.30	$7.65	$9.15	$10.96	$12.60	$59.54	$59.54	$79.54

Exhibit 10.1

26	$5.51	$6.22	$6.31	$7.69	$9.42	$11.32	$13.06	$60.71	$60.71	$81.55
27	$5.60	$6.38	$6.51	$7.74	$9.72	$11.70	$13.49	$61.81	$61.81	$83.66
28	$5.70	$6.53	$6.70	$8.04	$10.03	$12.07	$13.93	$62.90	$62.90	$85.78
29	$5.80	$6.69	$6.92	$8.23	$10.35	$12.47	$14.38	$64.19	$64.19	$87.57
30	$5.92	$6.77	$7.13	$8.48	$10.71	$12.85	$14.88	$65.49	$65.49	$89.36
31	$5.95	$6.78	$7.16	$8.78	$11.02	$13.23	$15.35	$67.09	$67.09	$91.06
32	$6.05	$6.94	$7.24	$9.04	$11.34	$13.64	$15.84	$68.48	$68.48	$92.71
33	$6.16	$7.13	$7.41	$9.25	$11.68	$14.06	$16.30	$69.75	$69.75	$94.61
34	$6.26	$7.26	$7.61	$9.53	$11.98	$14.45	$16.78	$71.05	$71.05	$96.40
35	$6.38	$7.44	$7.83	$9.77	$12.28	$14.84	$17.25	$72.59	$72.59	$98.07
36	$6.46	$7.45	$8.00	$10.01	$12.61	$15.25	$17.47	$74.24	$74.24	$99.88
37	$6.53	$7.49	$8.18	$10.22	$12.91	$15.65	$17.53	$75.70	$75.70	$101.66
38	$6.64	$7.67	$8.37	$10.46	$13.21	$16.04	$17.95	$77.22	$77.22	$103.47
39	$6.74	$7.81	$8.55	$10.75	$13.56	$16.45	$18.41	$78.78	$78.78	$105.25
40	$6.78	$7.98	$8.72	$10.96	$13.85	$16.81	$18.84	$80.31	$80.31	$107.24
41	$6.80	$8.15	$8.92	$11.19	$14.11	$16.82	$19.25	$82.03	$82.03	$109.13
42	$6.84	$8.31	$9.11	$11.44	$14.45	$17.00	$19.72	$83.58	$83.58	$111.16
43	$6.93	$8.46	$9.28	$11.69	$14.78	$17.34	$20.16	$85.11	$85.11	$113.17
44	$7.05	$8.62	$9.49	$11.91	$15.07	$17.75	$20.60	$86.58	$86.58	$115.17
45	$7.16	$8.71	$9.67	$12.16	$15.41	$18.14	$21.04	$88.03	$88.03	$117.17
46	$7.21	$8.76	$9.87	$12.40	$17.41	$18.49	$21.48	$89.76	$89.76	$119.06
47	$7.23	$8.79	$10.03	$12.63	$17.74	$18.84	$21.90	$91.14	$91.14	$120.97
48	$7.30	$8.82	$10.24	$12.86	$18.04	$19.15	$22.33	$92.43	$92.43	$122.86
49	$7.33	$8.92	$10.41	$13.09	$18.30	$19.47	$22.72	$93.89	$93.89	$124.92
50	$7.39	$9.03	$10.56	$13.24	$18.60	$19.76	$23.10	$95.61	$95.61	$126.94
51	$7.40	$9.11	$10.56	$14.94	$18.62	$19.86	$23.10	$97.30	$97.30	$128.91
52	$7.44	$9.20	$10.63	$15.04	$18.79	$20.09	$23.34	$99.03	$99.03	$130.69
53	$7.46	$9.24	$10.71	$15.15	$18.94	$20.20	$23.50	$100.66	$100.66	$132.61
54	$7.51	$9.27	$10.75	$15.24	$19.04	$20.34	$23.62	$102.30	$102.30	$134.50
55	$7.57	$9.33	$10.79	$15.30	$19.13	$20.42	$23.76	$103.92	$103.92	$136.39
56	$7.60	$9.38	$10.85	$15.37	$19.20	$20.53	$23.84	$105.63	$105.63	$138.29
57	$7.65	$9.42	$10.89	$15.43	$19.27	$20.60	$23.96	$107.44	$107.44	$140.21
58	$7.74	$9.49	$10.96	$15.52	$19.37	$20.69	$24.06	$109.24	$109.24	$142.09

Exhibit 10.1

59	$7.81	$9.54	$10.99	$15.62	$19.46	$20.81	$24.17	$111.31	$111.31	$144.10
60	$7.84	$9.57	$11.02	$15.68	$19.53	$20.91	$24.28	$113.21	$113.21	$146.12
61	$7.92	$9.65	$11.06	$15.74	$19.61	$20.99	$24.40	$115.08	$115.08	$148.35
62	$7.98	$9.68	$11.11	$15.83	$19.69	$21.07	$24.50	$117.47	$117.47	$150.60
63	$8.00	$9.76	$11.15	$15.90	$19.79	$21.15	$24.62	$119.70	$119.70	$152.82
64	$8.09	$9.78	$11.19	$15.97	$19.87	$21.26	$24.75	$121.76	$121.76	$155.07
65	$8.13	$9.85	$11.25	$16.06	$19.95	$21.34	$24.87	$123.78	$123.78	$157.16
66	$8.17	$9.88	$11.29	$16.13	$20.06	$21.46	$24.97	$126.06	$126.06	$159.40
67	$8.22	$9.93	$11.34	$16.19	$20.15	$21.55	$25.10	$128.10	$128.10	$161.65
68	$8.26	$10.00	$11.36	$16.21	$20.23	$21.67	$25.19	$130.08	$130.08	$163.88
69	$8.35	$10.12	$11.47	$16.47	$20.54	$21.88	$25.36	$132.07	$132.07	$166.11
70	$8.39	$10.15	$11.51	$16.53	$20.60	$22.13	$25.58	$134.21	$134.21	$168.45
71	$12.42	$13.49	$14.58	$16.73	$20.61	$22.50	$25.80	$136.62	$136.62	$170.47
72	$15.79	$16.56	$17.31	$18.92	$20.72	$23.68	$26.10	$138.77	$138.77	$172.49
73	$18.39	$19.16	$19.95	$21.30	$22.54	$24.92	$26.86	$140.66	$140.66	$174.49
74	$20.30	$21.05	$21.68	$23.29	$24.12	$26.09	$27.59	$142.56	$142.56	$176.48
75	$21.71	$22.50	$22.83	$24.41	$25.08	$26.66	$28.09	$144.44	$144.44	$178.50
76	$22.22	$22.96	$23.47	$25.25	$25.73	$27.10	$28.45	$146.43	$146.43	$180.50
77	$22.59	$23.39	$23.93	$25.56	$26.00	$27.25	$28.60	$148.40	$148.40	$182.55
78	$23.01	$23.79	$24.29	$25.95	$26.35	$27.54	$28.81	$150.46	$150.46	$184.56
79	$23.41	$24.18	$24.71	$26.32	$26.66	$27.92	$29.03	$152.52	$152.52	$186.55
80	$23.76	$24.54	$25.07	$26.70	$27.04	$28.26	$29.30	$154.58	$154.58	$188.54
81	$24.07	$24.89	$25.39	$27.04	$27.36	$28.60	$29.61	$156.61	$156.61	$190.82
82	$24.38	$25.18	$25.73	$27.40	$27.70	$28.95	$29.94	$158.70	$158.70	$193.02
83	$24.65	$25.47	$25.99	$27.72	$28.03	$29.26	$30.29	$160.75	$160.75	$195.27
84	$24.93	$25.78	$26.30	$28.03	$28.30	$29.58	$30.62	$162.80	$162.80	$197.51
85	$25.23	$26.08	$26.59	$28.34	$28.61	$29.94	$30.97	$164.68	$164.68	$199.41
86	$25.49	$26.35	$26.88	$28.66	$28.96	$30.24	$31.28	$166.57	$166.57	$201.29
87	$25.78	$26.63	$27.18	$28.97	$29.26	$30.55	$31.65	$168.30	$168.30	$203.21
88	$26.07	$26.92	$27.47	$29.29	$29.56	$30.91	$31.96	$170.02	$170.02	$205.12
89	$26.35	$27.21	$27.75	$29.58	$29.90	$31.21	$32.30	$172.02	$172.02	$206.99
90	$26.62	$27.48	$28.05	$29.93	$30.21	$31.49	$32.64	$173.72	$173.72	$208.87
91	$26.90	$27.76	$28.35	$30.23	$30.48	$31.87	$32.99	$175.76	$175.76	$210.80

Exhibit 10.1

92	$27.19	$28.09	$28.61	$30.50	$30.81	$32.18	$33.26	$177.83	$177.83	$212.71
93	$27.47	$28.36	$28.93	$30.86	$31.15	$32.53	$33.65	$179.91	$179.91	$214.60
94	$27.73	$28.63	$29.18	$31.15	$31.41	$32.80	$33.98	$181.95	$181.95	$216.48
95	$28.02	$28.95	$29.49	$31.44	$31.72	$33.11	$34.31	$183.90	$183.90	$218.49
96	$28.30	$29.21	$29.71	$31.79	$32.05	$33.43	$34.63	$185.80	$185.80	$220.39
97	$28.59	$29.51	$30.00	$32.12	$32.30	$33.76	$34.97	$187.85	$187.85	$222.43
98	$28.90	$29.81	$30.33	$32.37	$32.62	$34.08	$35.30	$189.94	$189.94	$224.40
99	$29.14	$30.06	$30.55	$32.71	$32.93	$34.42	$35.63	$191.98	$191.98	$226.44
100	$29.44	$30.12	$30.55	$32.82	$33.23	$34.73	$35.97	$193.95	$193.95	$228.44
101	$29.48	$30.38	$30.67	$32.90	$33.55	$35.01	$36.05	$195.78	$195.78	$230.56
102	$29.48	$30.42	$30.94	$33.07	$33.86	$35.37	$36.39	$197.41	$197.41	$232.68
103	$29.78	$30.72	$31.21	$33.36	$34.19	$35.64	$36.71	$199.30	$199.30	$234.84
104	$30.05	$31.00	$31.48	$33.70	$34.50	$35.97	$37.00	$201.18	$201.18	$236.93
105	$30.35	$31.26	$31.81	$33.99	$34.79	$36.29	$37.36	$203.24	$203.24	$238.81
106	$30.58	$31.59	$32.09	$34.32	$35.09	$36.62	$37.65	$205.44	$205.44	$240.70
107	$30.90	$31.86	$32.36	$34.65	$35.41	$36.94	$37.97	$207.50	$207.50	$242.74
108	$31.19	$32.16	$32.67	$34.94	$35.72	$37.25	$38.32	$209.41	$209.41	$244.78
109	$31.43	$32.44	$32.99	$35.24	$36.01	$37.57	$38.64	$211.28	$211.28	$246.96
110	$31.74	$32.71	$33.25	$35.55	$36.33	$37.87	$38.94	$213.18	$213.18	$248.97
111	$32.04	$33.01	$33.54	$35.86	$36.66	$38.20	$39.28	$215.04	$215.04	$251.01
112	$32.30	$33.28	$33.80	$36.18	$36.97	$38.51	$39.60	$216.93	$216.93	$253.04
113	$32.60	$33.58	$34.11	$36.47	$37.31	$38.81	$39.90	$218.83	$218.83	$255.12
114	$32.86	$33.85	$34.43	$36.77	$37.58	$39.14	$40.24	$220.69	$220.69	$257.26
115	$33.13	$34.13	$34.69	$37.10	$37.87	$39.48	$40.57	$222.61	$222.61	$259.37
116	$33.43	$34.45	$34.97	$37.42	$38.19	$39.78	$40.89	$224.49	$224.49	$261.51
117	$33.70	$34.74	$35.28	$37.73	$38.50	$40.13	$41.20	$226.37	$226.37	$263.63
118	$33.99	$35.01	$35.55	$38.02	$38.80	$40.44	$41.51	$228.24	$228.24	$265.85
119	$34.25	$35.29	$35.87	$38.34	$39.13	$40.73	$41.84	$230.31	$230.31	$268.11
120	$34.56	$35.56	$36.11	$38.64	$39.42	$41.05	$42.16	$232.11	$232.11	$270.35
121	$34.83	$35.88	$36.42	$38.96	$39.74	$41.39	$42.48	$233.99	$233.99	$272.47
122	$35.10	$36.14	$36.73	$39.27	$40.05	$41.68	$42.77	$235.87	$235.87	$274.58
123	$35.39	$36.42	$37.00	$39.58	$40.35	$42.01	$43.14	$237.94	$237.94	$276.80
124	$35.67	$36.73	$37.31	$39.90	$40.66	$42.33	$43.45	$239.73	$239.73	$279.05

Exhibit 10.1

125	$35.97	$36.99	$37.60	$40.18	$40.98	$42.66	$43.79	$241.60	$241.60	$281.30
126	$36.23	$37.28	$37.86	$40.48	$41.29	$42.97	$44.08	$243.60	$243.60	$283.53
127	$36.52	$37.58	$38.17	$40.79	$41.60	$43.24	$44.42	$245.85	$245.85	$285.73
128	$36.82	$37.86	$38.45	$41.10	$41.91	$43.58	$44.73	$248.05	$248.05	$287.98
129	$37.09	$38.14	$38.76	$41.43	$42.22	$43.90	$45.07	$250.11	$250.11	$290.21
130	$37.35	$38.43	$39.05	$41.71	$42.52	$44.21	$45.38	$251.83	$251.83	$292.46
131	$37.64	$38.74	$39.36	$42.02	$42.82	$44.54	$45.72	$253.57	$253.57	$294.58
132	$37.90	$39.01	$39.68	$42.35	$43.15	$44.85	$46.01	$255.29	$255.29	$296.69
133	$38.19	$39.31	$39.93	$42.67	$43.45	$45.17	$46.32	$257.04	$257.04	$298.84
134	$38.51	$39.59	$40.24	$42.98	$43.79	$45.47	$46.66	$258.73	$258.73	$300.92
135	$38.76	$39.85	$40.55	$43.25	$44.07	$45.79	$46.96	$260.48	$260.48	$303.03
136	$39.03	$40.17	$40.82	$43.58	$44.37	$46.11	$47.29	$262.37	$262.37	$305.20
137	$39.33	$40.46	$41.10	$43.90	$44.67	$46.44	$47.63	$264.22	$264.22	$307.30
138	$39.60	$40.71	$41.40	$44.20	$44.99	$46.75	$47.94	$266.48	$266.48	$309.41
139	$39.86	$41.03	$41.68	$44.51	$45.29	$47.06	$48.26	$268.51	$268.51	$311.58
140	$40.18	$41.32	$41.99	$44.81	$45.61	$47.40	$48.58	$270.56	$270.56	$313.68
141	$40.47	$41.59	$42.25	$45.12	$45.93	$47.71	$48.93	$272.64	$272.64	$315.68
142	$40.74	$41.87	$42.54	$45.45	$46.24	$47.99	$49.20	$274.69	$274.69	$317.69
143	$40.98	$42.16	$42.82	$45.76	$46.56	$48.35	$49.56	$276.91	$276.91	$319.69
144	$41.29	$42.45	$43.11	$46.06	$46.87	$48.66	$49.87	$278.80	$278.80	$321.84
145	$41.56	$42.72	$43.40	$46.37	$47.17	$48.95	$50.18	$280.86	$280.86	$323.96
146	$41.83	$43.01	$43.68	$46.68	$47.45	$49.24	$50.49	$282.92	$282.92	$326.07
147	$42.12	$43.32	$43.97	$46.95	$47.77	$49.57	$50.81	$284.98	$284.98	$328.21
148	$42.41	$43.58	$44.28	$47.25	$48.05	$49.87	$51.10	$287.06	$287.06	$330.33
149	$42.67	$43.86	$44.55	$47.54	$48.40	$50.17	$51.35	$288.93	$288.93	$332.45
150	$43.85	$44.52	$45.20	$49.45	$49.48	$50.92	$53.25	$290.82	$290.82	$334.57
*The rates above include a residential surcharge. Any fraction of a pound more than the weight shown in the rate chart is rounded up to the next listed weight.
Rates do not include current fuel surcharge or any reqested or necessary accessorial charges

Exhibit 10.1

Attachment 2 to Exhibit B

SHO Outlet Store Claims Procedure

The following defines the process for recording/filing a claim with UPS for shipments of merchandise from a SHO Outlet Store to any commercial location.

•	When you become aware that your UPS shipment was not delivered, was received damaged, breeched or pilfered, the Vendor or Receiver can report the claim.

o	Call 1-800-PICK-UPS(742-5877) to report the loss.

o	You must have your 1Z tracking #

o	Let UPS know it’s a Vendor shipment (if the DC or Store reported the loss, the Vendor will be notified by UPS of the loss)

o	Include ‘Tracking Number ’ when contacting Dallas A/P (See below address to form)

o	Dallas A/P will process all legitimate credits

o	We have a minimum of $50 at sell for each lost shipment. Loss or damage of less than $50 for any shipment will not be claimed against UPS and must be borne by the shipper (sender).

•	Please provide copy of the vendor's original invoice billing SHO Outlet for purchase order involved and a proof of the claim settlement for the full $100

•
Despite the $50 claim minimum, all incidents of loss or damage (even if below $50) must be reported to UPS in order for UPS to track and monitor patterns of claims and to assist in the correction of shipping and packaging etc.

Below is the link/address for the UPS RPS Notification document to Dallas AP. Any questions about when credit will be issued for lost shipments should be directed to APINVIQ@searshc.com.

We ask that units wait at least 7 business days before inquiring about credit to ensure that we have time to process the forms.
 http://forms.intra.sears.com/dac/dacUPSRPS.html

Exhibit 10.1

SHO Outlet Store Claims Procedure

The following defines the process for recording/filing a claim with UPS for any Outbound shipment from any Sears Outlet Store directly to a customer.

•	When you become aware that your UPS or UPS SurePost shipment was not delivered, was received damaged, breeched or pilfered :

1)	You Must Track Package,

▪	If noted tracking event indicates no “Package Transfer to Post Office” scan Call 1-800-PICK-UPS(742-5877) to report the loss and continue to step #2 and contact Dallas AP

▪	If noted tracking event says “ Package Transferred to Post Office” Continue to step #2 and contact Dallas AP (see below example of scan screen)

2)	Include this “Tracking Number” when contacting Dallas A/P (See below address to form)

3)	The Unit filing the claim will receive a maximum of $100 credit and SLS unit 45301 account number 73305 (SLS account) will be charged.

4)	The Unit will receive the difference in credit for Non-RGI goods only. All expense over the $100.00 is charged to unit 54856 account number 74350 (high level retail depreciation account)

▪	The unit will receive full credit for the damage or missing part at cost and sell based on the current GM rate for that division.

▪	Credit can be found in the unit’s inventory (PeopleSoft) account #12135 (formerly 10501000)

5)	We have a minimum of $50 at sell for each lost shipment. Loss or damage of less than $50 for any shipment will not be claimed against UPS and must be borne by SHO.

•
Despite the $50 claim minimum, all incidents of damage or loss (even if below $50) must be reported to UPS in order for UPS to track and monitor patterns of claims and to assist in the correction of shipping and packaging, etc.

Below is the link/address for the UPS RPS Notification document to Dallas AP. Any questions about when credit will be issued for lost shipments should be directed to APINVIQ@searshc.com.

We ask that units wait at least 7 business days before inquiring about credit to ensure that we have time to process the forms.
 http://forms.intra.sears.com/dac/dacUPSRPS.html

Exhibit 10.1

Exhibit 10.1

Exhibit C
Supply Chain Services – Roadrunner Fulfillment Services for New SHO Websites

Inserted as Sec. 2(j) in Appendix 1.01-C, Supply Chain Services:

(j)    Roadrunner Fulfillment Services. Service Provider will provide direct-to-customer order fulfillment from its Manteno, IL RRC, Wilkes-Barre, PA RRC and its Delano, CA RRC (the “Roadrunner Locations”) for orders placed from the following SHO websites: www.searshometownstores.com, www.searshardwarestores.com, www.searshomeapplianceshowroom.com (the “New SHO Websites”), as follows:

(i)Service Provider will process online orders of merchandise from the New SHO Websites through the Roadrunner Locations. Orders will come through the current OMS and MSP systems currently utilized by SHC’s online channel retail businesses. Orders will be picked at the Roadrunner Location according to the transmitted order, packed to ensure safe transport, and shipped via UPS to the SHO customer home as designated by the order.
(ii)A return process that is printed on the packing slip, may be utilized by the SHO customer in the event of a return. All packing slips and instructions that are currently printed by the Roadrunner Locations will be utilized with no changes.
(iii) Ownership of ordered product passes from SHMC to SHO upon delivery of the ordered product to UPS at the Roadrunner Location.
(iv)If Service Provider makes changes in its network operation or its fulfillment processes which increase the cost per unit for delivery service to Service Provider’s customers generally, Service Provider will have the right to adjust the fees set forth in this Sec. 2(j) but only to the extent its costs are (i) due to changes in its network operation or its fulfillment processes and (ii) such cost increased to its customers generally. Service Provider shall notify SHO 30 days in advance of implementing any such adjustments in fees.

Exhibit 10.1

Exhibit 10.1

Exhibit D
(Supply Chain Service Description)

Table I. The following table only applies to Sears Provided Products:

Service or Business Area	Table I - Services for Sears Provided Products	Fees
Roadrunner Fulfillment Services
Services:
•    Service Provider will provide on-line order fulfillment services from its Manteno, IL, Wilkes-Barre, PA and Delano, CA RRCs (“Roadrunner Locations”).
•    Upon receipt of order receipt from SHO, Service Provider will ship out of the Roadrunner Location via Service Provider’s parcel carrier, UPS, as provided in “Parcel Transportation Services,” (including “Service Billing” and “Claims”) above.
•    Service Provider will use commercially reasonable efforts to maintain the Service Expectations for orders (as set forth below) and will provide SHO with tracking numbers for each such shipment. SHO will make reasonable efforts to inform Service Provider of service concerns from time to time. If any Service Expectations are not met in any quarter, as reported by the Service Provider, the parties will cooperate in good faith to take necessary steps to correct any service and process deficiencies.

   Claims:
Occurrences of damage or loss to New SHO Website parcel shipments shall be reported and processed in accordance with the Claims Process set forth in Attachment 2 hereto.

Service Expectations:
•    Orders shipped by same time next operating business day after order receipt: 99%
•    Invoice accuracy rates (tied to activity for each SHO fiscal month): 98%

•    Fulfillment Fees
o    Inbound Handling $0.19
o    Pick and Pack $1.54
o    Supplies $0.42
o    Fixed $0.80
o    Total Rate $2.95

o    Accessorial Charges
    - Inserts $0.10
o    Storage $0.27 per cubic foot per month
o    Parcel shipping charges: as shown on Attachment 1

Exhibit 10.1

Attachment 1 to Exhibit D

CONFIDENTIAL
Innovel Parcel Rates for SHO-Roadrunner Deliveries
As of 10/31/2016

Ground Residential Rates*								AK, HI	PR	AK, HI +
Lbs.	Zone 2	Zone 3	Zone 4	Zone 5	Zone 6	Zone 7	Zone 8	Zone 44	Zone 45	Zone 46
1	$5.16	$5.20	$5.23	$5.45	$5.51	$5.57	$5.81	$17.67	$17.67	$32.04
2	$5.28	$5.38	$5.43	$6.42	$6.82	$6.94	$7.22	$19.72	$19.72	$33.98
3	$5.38	$5.49	$6.11	$6.82	$7.03	$7.08	$7.40	$21.55	$21.55	$35.79
4	$5.49	$5.64	$6.91	$7.08	$7.32	$7.40	$7.80	$23.47	$23.47	$37.85
5	$5.61	$6.08	$7.02	$7.16	$7.50	$7.65	$8.12	$25.76	$25.76	$40.12
6	$5.70	$6.42	$7.05	$7.23	$7.61	$7.77	$8.23	$28.04	$28.04	$42.30
7	$6.12	$6.67	$7.08	$7.25	$7.71	$7.83	$8.35	$30.09	$30.09	$44.34
8	$6.48	$6.74	$7.13	$7.29	$7.87	$8.18	$8.71	$32.25	$32.25	$46.38
9	$6.84	$7.02	$7.21	$7.39	$8.11	$8.48	$9.17	$34.65	$34.65	$48.66
10	$7.02	$7.18	$7.32	$7.51	$8.34	$8.91	$9.72	$36.82	$36.82	$50.84
11	$7.08	$7.23	$7.34	$7.57	$8.43	$9.20	$10.24	$39.09	$39.09	$53.02
12	$7.13	$7.30	$7.39	$7.83	$8.76	$9.68	$10.80	$41.04	$41.04	$55.29
13	$7.23	$7.36	$7.51	$8.18	$9.13	$10.14	$11.39	$42.86	$42.86	$57.09
14	$7.33	$7.45	$7.72	$8.45	$9.53	$10.62	$11.95	$44.80	$44.80	$58.91
15	$7.43	$7.65	$7.96	$8.78	$9.92	$11.13	$12.56	$46.62	$46.62	$60.72
16	$7.43	$7.74	$8.04	$8.97	$10.14	$11.63	$13.15	$48.80	$48.80	$62.72
17	$7.45	$7.98	$8.31	$9.24	$10.56	$12.13	$13.72	$50.20	$50.20	$64.75
18	$7.56	$8.20	$8.50	$9.56	$10.95	$12.63	$14.30	$51.67	$51.67	$67.01
19	$7.69	$8.37	$8.76	$9.86	$11.36	$13.12	$14.89	$53.16	$53.16	$69.20
20	$7.84	$8.55	$9.01	$10.14	$11.75	$13.54	$15.43	$54.36	$54.36	$71.24
21	$7.87	$8.58	$9.06	$10.42	$12.12	$14.03	$15.98	$55.86	$55.86	$73.29
22	$8.04	$8.79	$9.31	$10.73	$12.47	$14.47	$16.54	$57.08	$57.08	$75.12
23	$8.22	$8.99	$9.53	$11.02	$12.84	$14.94	$17.13	$58.33	$58.33	$76.95
24	$8.38	$9.17	$9.78	$11.31	$13.24	$15.39	$17.66	$59.53	$59.53	$79.00
25	$8.54	$9.37	$10.02	$11.61	$13.61	$15.88	$18.24	$60.73	$60.73	$81.16
26	$8.59	$9.39	$10.23	$11.64	$14.03	$16.34	$18.33	$62.00	$62.00	$83.20
27	$8.68	$9.57	$10.48	$11.91	$14.38	$16.83	$18.91	$63.04	$63.04	$85.38
28	$8.80	$9.80	$10.71	$12.24	$14.77	$17.29	$19.46	$64.16	$64.16	$87.54
29	$8.92	$9.97	$10.96	$12.51	$15.17	$17.78	$20.03	$65.53	$65.53	$89.36
30	$9.05	$10.13	$11.21	$12.83	$15.58	$18.25	$20.61	$66.81	$66.81	$91.19
31	$9.17	$10.32	$11.22	$13.17	$15.98	$18.27	$21.19	$68.48	$68.48	$92.91
32	$9.31	$10.48	$11.51	$13.49	$16.39	$18.80	$21.78	$69.87	$69.87	$94.61
33	$9.42	$10.69	$11.75	$13.79	$16.80	$19.25	$22.35	$71.18	$71.18	$96.56
34	$9.56	$10.86	$11.97	$14.11	$17.18	$19.75	$22.95	$72.49	$72.49	$98.37
35	$9.71	$11.07	$12.23	$14.40	$17.56	$20.22	$23.53	$74.07	$74.07	$100.09
36	$9.72	$11.15	$12.46	$14.70	$17.73	$20.70	$24.09	$75.75	$75.75	$101.90
37	$9.77	$11.22	$12.68	$14.99	$17.89	$21.15	$24.66	$77.22	$77.22	$103.73
38	$9.85	$11.45	$12.95	$15.27	$18.25	$21.65	$25.20	$78.80	$78.80	$105.55
39	$9.92	$11.61	$13.17	$15.62	$18.62	$22.10	$25.76	$80.39	$80.39	$107.38
40	$10.07	$11.77	$13.39	$15.90	$18.99	$22.58	$26.35	$81.96	$81.96	$109.42
41	$10.09	$11.92	$13.61	$15.99	$19.36	$23.05	$26.36	$83.71	$83.71	$111.36
42	$10.10	$12.12	$13.88	$16.09	$19.75	$23.51	$26.38	$85.28	$85.28	$113.42
43	$10.16	$12.30	$14.11	$16.37	$20.12	$23.97	$26.91	$86.86	$86.86	$115.47
44	$10.29	$12.47	$14.34	$16.65	$20.50	$24.46	$27.46	$88.35	$88.35	$117.51
45	$10.42	$12.68	$14.56	$16.96	$20.90	$24.93	$28.02	$89.84	$89.84	$119.59
46	$10.51	$12.84	$14.65	$17.26	$21.24	$25.03	$28.51	$91.60	$91.60	$121.51
47	$10.63	$13.05	$14.72	$17.52	$21.62	$25.10	$29.05	$93.01	$93.01	$123.44
48	$10.71	$13.17	$14.93	$17.80	$21.92	$25.20	$29.54	$94.31	$94.31	$125.38
49	$10.79	$13.29	$15.16	$18.05	$22.23	$25.61	$30.00	$95.79	$95.79	$127.44
50	$10.85	$13.40	$15.28	$18.28	$22.52	$25.93	$30.45	$97.55	$97.55	$129.51
51	$10.93	$13.42	$15.50	$18.49	$22.55	$26.27	$30.83	$99.31	$99.31	$131.54
52	$10.98	$13.50	$15.62	$18.61	$22.58	$26.50	$31.13	$101.05	$101.05	$133.36
53	$11.07	$13.53	$15.69	$18.71	$22.63	$26.70	$31.36	$102.72	$102.72	$135.30
54	$11.13	$13.56	$15.75	$18.82	$22.67	$26.81	$31.45	$104.38	$104.38	$137.25
55	$11.17	$13.61	$15.85	$18.90	$22.77	$26.93	$31.67	$106.03	$106.03	$139.16
56	$11.22	$13.70	$15.90	$18.95	$22.86	$27.05	$31.77	$107.79	$107.79	$141.12
57	$11.30	$13.74	$15.96	$19.04	$22.95	$27.18	$31.88	$109.66	$109.66	$143.04
58	$11.37	$13.83	$16.02	$19.13	$23.03	$27.30	$32.03	$111.49	$111.49	$144.99
59	$11.45	$13.90	$16.08	$19.20	$23.16	$27.40	$32.16	$113.59	$113.59	$147.04
60	$11.51	$13.98	$16.13	$19.27	$23.22	$27.51	$32.32	$115.49	$115.49	$149.09
61	$11.57	$14.05	$16.19	$19.37	$23.30	$27.63	$32.45	$117.40	$117.40	$151.39
62	$11.64	$14.10	$16.25	$19.45	$23.40	$27.72	$32.58	$119.87	$119.87	$153.67
63	$11.69	$14.16	$16.32	$19.54	$23.51	$27.83	$32.71	$122.18	$122.18	$155.95
64	$11.76	$14.22	$16.37	$19.62	$23.61	$28.00	$32.85	$124.25	$124.25	$158.21
65	$11.81	$14.27	$16.45	$19.71	$23.68	$28.09	$33.04	$126.34	$126.34	$160.37
66	$11.87	$14.33	$16.50	$19.78	$23.79	$28.24	$33.18	$128.65	$128.65	$162.66
67	$11.92	$14.42	$16.57	$19.87	$23.90	$28.35	$33.32	$130.71	$130.71	$164.95
68	$12.01	$14.47	$16.61	$19.90	$23.98	$28.48	$33.47	$132.74	$132.74	$167.23
69	$12.11	$14.59	$16.75	$20.15	$24.30	$28.74	$33.65	$134.76	$134.76	$169.51
70	$12.16	$14.65	$16.81	$20.20	$24.39	$29.03	$33.91	$136.95	$136.95	$171.90
71	$17.08	$18.92	$20.49	$21.99	$25.98	$30.23	$34.49	$139.40	$139.40	$173.94
72	$21.09	$22.68	$23.90	$24.55	$28.02	$31.69	$35.24	$141.60	$141.60	$175.99
73	$24.20	$25.87	$27.18	$27.34	$30.26	$33.21	$36.19	$143.53	$143.53	$178.07
74	$26.49	$28.25	$29.39	$29.71	$32.22	$34.67	$37.07	$145.46	$145.46	$180.09
75	$28.15	$29.96	$30.80	$31.01	$33.42	$35.41	$37.71	$147.40	$147.40	$182.14
76	$28.83	$30.58	$31.59	$31.98	$34.23	$35.92	$38.14	$149.41	$149.41	$184.20
77	$29.36	$31.13	$32.15	$32.34	$34.57	$36.11	$38.36	$151.44	$151.44	$186.26
78	$29.84	$31.67	$32.66	$32.84	$35.04	$36.52	$38.60	$153.52	$153.52	$188.31
79	$30.35	$32.16	$33.15	$33.30	$35.43	$36.95	$38.90	$155.63	$155.63	$190.34
80	$30.78	$32.64	$33.61	$33.72	$35.87	$37.40	$39.25	$157.72	$157.72	$192.41
81	$31.19	$33.06	$34.03	$34.13	$36.30	$37.83	$39.63	$159.82	$159.82	$194.70
82	$31.54	$33.47	$34.44	$34.55	$36.71	$38.23	$40.07	$161.93	$161.93	$196.99
83	$31.88	$33.83	$34.79	$34.93	$37.08	$38.61	$40.50	$164.02	$164.02	$199.25
84	$32.24	$34.14	$35.16	$35.28	$37.49	$39.05	$40.91	$166.12	$166.12	$201.52
85	$32.58	$34.51	$35.53	$35.65	$37.85	$39.44	$41.36	$168.06	$168.06	$203.47
86	$32.90	$34.90	$35.89	$36.04	$38.24	$39.85	$41.76	$169.97	$169.97	$205.40
87	$33.30	$35.24	$36.26	$36.40	$38.63	$40.24	$42.20	$171.74	$171.74	$207.35
88	$33.61	$35.57	$36.62	$36.75	$39.03	$40.66	$42.59	$173.48	$173.48	$209.29
89	$33.95	$35.96	$37.00	$37.15	$39.41	$41.06	$43.01	$175.52	$175.52	$211.23
90	$34.31	$36.34	$37.37	$37.50	$39.80	$41.45	$43.42	$177.28	$177.28	$213.16
91	$34.65	$36.69	$37.74	$37.86	$40.16	$41.84	$43.86	$179.36	$179.36	$215.11
92	$34.98	$37.05	$38.12	$38.21	$40.57	$42.25	$44.25	$181.46	$181.46	$217.03
93	$35.31	$37.40	$38.45	$38.59	$40.93	$42.64	$44.68	$183.58	$183.58	$218.97
94	$35.65	$37.75	$38.82	$38.97	$41.34	$43.02	$45.12	$185.66	$185.66	$220.92
95	$36.00	$38.13	$39.18	$39.33	$41.69	$43.41	$45.55	$187.65	$187.65	$222.94
96	$36.37	$38.47	$39.48	$39.73	$42.04	$43.84	$45.96	$189.60	$189.60	$224.90
97	$36.70	$38.83	$39.84	$40.08	$42.42	$44.21	$46.37	$191.72	$191.72	$226.96
98	$37.03	$39.18	$40.23	$40.47	$42.77	$44.59	$46.81	$193.81	$193.81	$228.99
99	$37.37	$39.53	$40.59	$40.81	$43.19	$45.00	$47.21	$195.89	$195.89	$231.04
100	$37.71	$39.91	$40.94	$41.16	$43.57	$45.39	$47.63	$197.90	$197.90	$233.11
101	$38.05	$40.25	$41.03	$41.54	$43.98	$45.79	$48.04	$199.76	$199.76	$235.26
102	$38.38	$40.61	$41.07	$41.91	$44.33	$46.15	$48.44	$201.42	$201.42	$237.46
103	$38.73	$40.98	$41.18	$42.30	$44.72	$46.59	$48.85	$203.36	$203.36	$239.60
104	$39.08	$41.36	$41.54	$42.66	$45.13	$46.97	$49.27	$205.26	$205.26	$241.74
105	$39.41	$41.69	$41.91	$43.02	$45.52	$47.38	$49.67	$207.37	$207.37	$243.71
106	$39.77	$42.08	$42.27	$43.38	$45.88	$47.76	$50.08	$209.65	$209.65	$245.66
107	$40.11	$42.42	$42.61	$43.79	$46.27	$48.16	$50.48	$211.75	$211.75	$247.70
108	$40.47	$42.77	$42.98	$44.14	$46.68	$48.57	$50.90	$213.68	$213.68	$249.74
109	$40.80	$43.15	$43.34	$44.50	$47.04	$48.96	$51.28	$215.60	$215.60	$252.04
110	$41.11	$43.49	$43.68	$44.89	$47.41	$49.36	$51.71	$217.53	$217.53	$254.08
111	$41.46	$43.86	$44.04	$45.24	$47.84	$49.75	$52.09	$219.46	$219.46	$256.12
112	$41.79	$44.21	$44.39	$45.62	$48.21	$50.12	$52.51	$221.35	$221.35	$258.19
113	$42.15	$44.55	$44.79	$45.98	$48.59	$50.51	$52.92	$223.29	$223.29	$260.34
114	$42.49	$44.94	$45.14	$46.35	$48.97	$50.93	$53.32	$225.20	$225.20	$262.52
115	$42.83	$45.29	$45.52	$46.74	$49.37	$51.30	$53.74	$227.14	$227.14	$264.67
116	$43.19	$45.64	$45.88	$47.08	$49.73	$51.69	$54.12	$229.05	$229.05	$266.83
117	$43.53	$45.99	$46.22	$47.48	$50.11	$52.07	$54.54	$231.00	$231.00	$269.02
118	$43.87	$46.37	$46.59	$47.86	$50.49	$52.48	$54.93	$232.93	$232.93	$271.29
119	$44.20	$46.74	$46.95	$48.22	$50.90	$52.89	$55.36	$235.02	$235.02	$273.58
120	$44.52	$47.07	$47.31	$48.59	$51.26	$53.26	$55.76	$236.84	$236.84	$275.85
121	$44.89	$47.43	$47.67	$48.96	$51.65	$53.67	$56.13	$238.78	$238.78	$278.04
122	$45.22	$47.84	$48.04	$49.32	$52.03	$54.04	$56.58	$240.69	$240.69	$280.18
123	$45.57	$48.18	$48.39	$49.69	$52.43	$54.45	$56.97	$242.78	$242.78	$282.45
124	$45.90	$48.54	$48.74	$50.04	$52.80	$54.84	$57.40	$244.66	$244.66	$284.75
125	$46.23	$48.88	$49.08	$50.38	$53.17	$55.24	$57.76	$246.57	$246.57	$287.02
126	$46.60	$49.24	$49.48	$50.80	$53.56	$55.64	$58.22	$248.59	$248.59	$289.30
127	$46.95	$49.60	$49.85	$51.14	$53.97	$56.00	$58.59	$250.84	$250.84	$291.58
128	$47.28	$49.96	$50.19	$51.51	$54.34	$56.44	$59.05	$253.14	$253.14	$293.85
129	$47.63	$50.31	$50.55	$51.89	$54.73	$56.79	$59.40	$255.23	$255.23	$296.15
130	$47.98	$50.67	$50.93	$52.26	$55.07	$57.20	$59.80	$257.00	$257.00	$298.41
131	$48.32	$51.03	$51.26	$52.62	$55.51	$57.56	$60.23	$258.74	$258.74	$300.60
132	$48.65	$51.40	$51.62	$53.01	$55.86	$57.97	$60.60	$260.49	$260.49	$302.74
133	$49.01	$51.74	$51.98	$53.36	$56.24	$58.39	$61.05	$262.27	$262.27	$304.90
134	$49.36	$52.09	$52.35	$53.75	$56.65	$58.73	$61.44	$264.01	$264.01	$307.08
135	$49.69	$52.47	$52.71	$54.12	$57.01	$59.17	$61.86	$265.78	$265.78	$309.24
136	$50.02	$52.83	$53.05	$54.47	$57.42	$59.53	$62.24	$267.72	$267.72	$311.42
137	$50.35	$53.17	$53.41	$54.84	$57.75	$59.98	$62.70	$269.63	$269.63	$313.58
138	$50.70	$53.53	$53.78	$55.20	$58.20	$60.35	$63.09	$271.90	$271.90	$315.73
139	$51.06	$53.91	$54.12	$55.62	$58.54	$60.71	$63.44	$274.00	$274.00	$317.90
140	$51.40	$54.25	$54.47	$55.96	$58.94	$61.15	$63.89	$276.10	$276.10	$320.09
141	$51.73	$54.63	$54.84	$56.34	$59.32	$61.50	$64.25	$278.21	$278.21	$322.12
142	$52.06	$54.97	$55.19	$56.69	$59.71	$61.92	$64.70	$280.32	$280.32	$324.18
143	$52.42	$55.35	$55.57	$57.06	$60.12	$62.29	$65.09	$282.58	$282.58	$326.21
144	$52.75	$55.69	$55.88	$57.44	$60.47	$62.73	$65.56	$284.50	$284.50	$328.41
145	$53.10	$56.07	$56.27	$57.76	$60.89	$63.09	$65.90	$286.61	$286.61	$330.55
146	$53.43	$56.44	$56.63	$58.20	$61.22	$63.42	$66.31	$288.70	$288.70	$332.72
147	$53.78	$56.75	$56.96	$58.51	$61.59	$63.86	$66.68	$290.81	$290.81	$334.90
148	$54.10	$57.12	$57.37	$58.85	$61.99	$64.20	$67.05	$292.91	$292.91	$337.06
149	$54.45	$57.45	$57.66	$59.21	$62.34	$64.60	$67.45	$294.81	$294.81	$339.22
150	$54.75	$57.76	$58.05	$59.54	$62.77	$64.97	$67.78	$296.73	$296.73	$341.40
*The rates above include a residential surcharge. Any fraction of a pound more than the weight shown in the rate chart is rounded up to the next listed weight.

Rates do not include current fuel surcharge or any reqested or necessary accessorial charges

Attachment 2 to Exhibit D
SHO Claims Procedure
The following defines the process for recording/filing a claim with UPS for any shipment from any Roadrunner Location directly to a customer.

•	When you become aware that your UPS or UPS SurePost shipment was not delivered, was received damaged, breeched or pilfered :

6)	You Must Track Package:

▪	If noted tracking event indicates no “Package Transfer to Post Office” scan. Call 1-800-PICK-UPS(742-5877) to report the loss and continue to step #2 and contact Dallas AP

▪	If noted tracking event says “Package Transferred to Post Office.” Continue to step #2 and contact Dallas AP (see below example of scan screen)

7)	Include this “Tracking Number” when contacting Dallas A/P (See below address to form)

8)	The Unit filing the claim will receive a maximum of $100 credit and Innovel unit 45301 account number 73305 (Innovel account) will be charged.

9)	The Unit will receive the difference in credit for Non-RGI goods only. All expense over the $100.00 is charged to unit 54856 account number 74350 (high level retail depreciation account)

▪	The Unit will receive full credit for the damage or missing part at cost and sell based on the current GM rate for that division.

▪	Credit can be found in the Unit’s inventory (people soft) account #12135 (formerly 10501000)

10)	We have a minimum of $50 at sell for each lost shipment. Loss or damage of less than $50 for any shipment will not be claimed against UPS and must be borne by SHO.

•
Despite the $50 claim minimum, all incidents of damage or loss (even if below $50) must be reported to UPS in order for UPS to track and monitor patterns of claims and to assist in the correction of shipping and packaging etc.

Below is the link/address for the UPS RPS Notification document to Dallas AP. Any questions about when credit will be issued for lost shipments should be directed to APINVIQ@searshc.com.

We ask that units wait at least 7 business days before inquiring about credit to ensure that we have time to process the forms.
 http://forms.intra.sears.com/dac/dacUPSRPS.html